Exhibit 4

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK COMMON STOCK
PAR VALUE $0.05 THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX
Shares
* * 000000 ******************
* * * 000000 *****************
**** 000000 ****************
***** 000000 ***************
****** 000000 **************
Certificate Number
ZQ00000000
ASTRONOVA, INC.
ORGANIZED UNDER THE LAWS OF THE STATE OF RHODE ISLAND
THIS CERTIFIES THAT
MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE
CUSIP 04638F 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of
***ZERO HUNDRED THOUSAND
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.05 PAR VALUE OF
ASTRONOVA, INC. (herein called the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and the By-Laws of the Corporation as amended from time to time. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED:
ASTRONOVA, INC. COMPUTERSHARE TRUST COMPANY, N.A.
President and Chief Executive Officer INCORPORATED
SEAL TRANSFER AGENT AND REGISTRAR,
1969
RHODE ISLAND
Senior Vice President, Treasurer and
By
Chief Financial Officer AUTHORIZED SIGNATURE
ASTRONOVA, INC.
PO BOX 43004, Providence, RI 02940-3004
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
CUSIP XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 00.1,000,000
Number of Shares 123456
DTC 12345678901234512345678
Certificate Numbers Num/No. Denom. Total
1234567890/1234567890 1 1 1
1234567890/1234567890 2 2 2
1234567890/1234567890 3 3 3
1234567890/1234567890 4 4 4
1234567890/1234567890 5 5 5
1234567890/1234567890 6 6 6
Total Transaction 7

ASTRONOVA, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY PREFERRED OR SPECIAL CLASS OF CAPITAL STOCK, SO FAR AS THE SAME MAY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-		Custodian
					(Cust)		(Minor)

TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors Act
(State)

JT TEN	-	as joint tenants with right of survivorship	UNIF TRF MIN ACT	-		Custodian (until age	)
		and not as tenants in common			(Cust)

under Uniform Transfers to Minors Act
(Minor)		(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis.

If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.